Exhibit 99.4

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to
   Section 16:                                    [ ]

   Name and Address:                              Nicholas J. Singer
                                                  650 Madison Avenue, 26th Floor
                                                  New York, NY 10022

   Issuer and Ticker Symbol:                      Penn Octane Corporation (POCC)

   Date of Earliest Transaction:                  6/20/08

   Relationship to Issuer:                        10% Owner

   Designated Filer:                              Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                             Common Stock
   Transaction Date:                              6/20/08
   Transaction Code:                              P
   Securities Acquired:                           6,500
   Acquired or Disposed:                          A
   Price:                                         $1.8577
   Ownership Form:                                I
   Amount Beneficially Owned After Transaction:   3,641,918
   Nature of Indirect Beneficial Ownership:       (1)

   Title of Security:                             Common Stock
   Transaction Date:                              6/23/08
   Transaction Code:                              P
   Securities Acquired:                           500
   Acquired or Disposed:                          A
   Price:                                         $1.90
   Ownership Form:                                I
   Amount Beneficially Owned After Transaction:   3,642,418
   Nature of Indirect Beneficial Ownership:       (1)

   Signature:                                     NICHOLAS J. SINGER


                                                  By: /s/ Scott Cohen
                                                      --------------------------
                                                      Name:  Scott Cohen
                                                      Title: Attorney-in-Fact